FAIR VALUE MEASUREMENT	12 Months Ended
Mar. 31, 2026
FAIR VALUE MEASUREMENT [Abstract]
FAIR VALUE MEASUREMENT
3.	FAIR VALUE MEASUREMENT

As of March 31, 2026 and 2025, the carrying values of cash and cash equivalents, cash segregated under regulatory requirements, restricted cash, receivables from clients, receivables from broker-dealers and clearing organization, receivables from software licensing and related support services, other receivables, prepaid expenses and other current assets, payables to clients, payables to broker dealers and clearing organization, payables of software licensing and related support services, accrued expenses and other current liabilities approximated their fair values reported in the consolidated balance sheets due to the short-term maturities of these financial instruments.

The following table presents information about the Group’s financial assets that were measured at fair value on a recurring basis as of March 31, 2026 and 2025 and indicates the fair value hierarchy of the valuation techniques the Group utilized to determine such fair value.

Financial instruments owned, at fair value

	As of March 31,	Quoted prices in active markets	Significant other observable inputs	Significant other unobservable inputs
Description	2026	(Level 1)	(Level 2)	(Level 3)

Equity securities	$1,815,017	$1,815,017	$—	$—
Equity total return swap	759,640	—	759,640	—
Total	$2,574,657	$1,815,017	$759,640	$—

As of March 31, 2025, the Group did not have any financial assets measured at fair value on a recurring basis.
Financial instruments owned, at fair value represent marketable equity securities owned by the Group. These equity securities were listed and publicly traded on The Stock Exchange of Hong Kong, Shanghai Stock Exchange, and Shenzhen Stock Exchange in the PRC. These equity securities were measured initially at fair value and classified as Level 1. Any realized or unrealized gains or losses to fair value are included in the principal transaction and proprietary trade income in the consolidated statements of operations.
The equity total return swap derivative contract was classified as Level 2 due to the use of other observable inputs including the quoted price of the underlying publicly traded equity security, the remaining contractual term, and observable interest rates. The management of the Group valued the fair value of the equity total return swap using a Monte Carlo simulation model.

Equity investment over which the Company does not have the ability to exercise significant influence and that does not have a readily determinable fair value that qualifies for the net asset value (“NAV”) practical expedient. The Company has elected to apply the NAV practical expedient to estimate fair value, with changes in NAV recognized in the accompanying in the consolidated statements of operations. As of March 31, 2026 and 2025, there were no investment in equity securities, at NAV.

Pursuant to the recognition and measurement guidance for equity investment, equity investment carried under the measurement alternative are remeasured at fair value on a non-recurring basis to reflect observable transactions which occurred during the years. As of March 31, 2026 and 2025, the Group applied the measurement alternative to equity securities with aggregate fair value of approximately $2.75 million and $2.88 million, respectively which were included in “Investment, at cost” in the consolidated balance sheets.